Exhibit 99.1

Investor Relations Contact Mike Saviage Adobe Systems Incorporated 408-536-4416 ir@adobe.com Public Relations Contact Holly Campbell Adobe Systems Incorporated 408-536-6401 campbell@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Record Revenue

Q3 Performance Driven by Strong Momentum with Creative Suite, Omniture and Enterprise Products

SAN JOSE, Calif. — Sept. 21, 2010 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported strong financial results for its third quarter fiscal year 2010 ended Sept. 3, 2010.

In the third quarter of fiscal 2010, Adobe achieved record revenue of $990.3 million, compared to $697.5 million reported for the third quarter of fiscal 2009 and $943.0 million reported in the second quarter of fiscal 2010.  This represents 42 percent year-over-year revenue growth.  Adobe’s third quarter revenue target range was $950 million to $1 billion.

“Strong performance in each of our major businesses contributed to record revenue and strong earnings in Q3,” said Shantanu Narayen, president and CEO of Adobe.  “We remain bullish about Adobe’s long-term role in enabling the transformation of content and applications across industries.”

Third Quarter Fiscal 2010 GAAP Results

Adobe’s GAAP diluted earnings per share for the third quarter of fiscal 2010 were $0.44, based on 523.2 million weighted average shares. This compares with GAAP diluted earnings per share of $0.26 reported in the third quarter of fiscal 2009 based on 531.8 million weighted average shares, and GAAP diluted earnings per share of $0.28 reported in the second quarter of fiscal 2010 based on 533.3 million weighted average shares.

GAAP operating income was $302.0 million in the third quarter of fiscal 2010, compared to $167.6 million in the third quarter of fiscal 2009 and $227.3 million in the second quarter of fiscal 2010.  As a percent of revenue, GAAP operating income in the third quarter of fiscal 2010 was 30.5 percent, compared to 24.0 percent in the third quarter of fiscal 2009 and 24.1 percent in the second quarter of fiscal 2010.

GAAP net income was $230.1 million for the third quarter of fiscal 2010, compared to $136.0 million reported in the third quarter of fiscal 2009 and $148.6 million in the second quarter of fiscal 2010.

Third Quarter Fiscal 2010 Non-GAAP Results

Adobe’s non-GAAP diluted earnings per share for the third quarter of fiscal 2010 were $0.54.  This compares with non-GAAP diluted earnings per share of $0.35 reported in the third quarter of fiscal 2009 and non-GAAP diluted earnings per share of $0.44 reported in the second quarter of fiscal 2010.

Adobe’s non-GAAP operating income was $384.9 million in the third quarter of fiscal 2010, compared to $237.1 million in the third quarter of fiscal 2009 and $334.5 million in the second quarter of fiscal 2010.  As a percent of revenue, non-GAAP operating income in the third quarter of fiscal 2010 was 38.9 percent, compared to 34.0 percent in the third quarter of fiscal 2009 and 35.5 percent in the second quarter of fiscal 2010.

Non-GAAP net income was $284.0 million for the third quarter of fiscal 2010, compared to $186.1 million in the third quarter of fiscal 2009 and $234.2 million in the second quarter of fiscal 2010.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Fourth Quarter Fiscal 2010 Financial Targets

For the fourth quarter of fiscal 2010, Adobe is targeting revenue of $950 million to $1 billion.  The Company’s operating margin is targeted to be 27 percent to 30 percent on a GAAP basis, and 37 percent to 38 percent on a non-GAAP basis.  In addition, the Company is targeting its share count to be between 516 million and 520 million shares, and it is targeting non-operating expense between $14 million and $19 million.  Adobe’s GAAP and non-GAAP tax rate is expected to be approximately 24.5 percent.

These targets lead to a fourth quarter diluted earnings per share target range of $0.35 to $0.41 on a GAAP basis, and an earnings per share target range of $0.48 to $0.54 on a non-GAAP basis.

Reconciliation between these GAAP and non-GAAP financial targets is provided at the end of this press release.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, non-operating expense, tax rate, share count, earnings per share and business momentum, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to develop, market and distribute new products and services or upgrades or enhancements to existing products and services that meet customer requirements, introduction of new products, services and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, continued uncertainty in economic conditions and the financial markets and other adverse changes in general political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to realize the anticipated benefits of past or future acquisitions, and difficulty in integrating such acquisitions, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from third-party infringers, or unauthorized copying, use or disclosure, security vulnerabilities in our products and systems, interruptions or delays in our service or service from third-party service providers that host or deliver services, security or privacy breaches, or failure in data collection, failure to manage Adobe’s sales and distribution channels and third-party customer service and technical support providers effectively, disruption of Adobe’s business due to catastrophic events, risks associated with global operations, currency fluctuations, risks associated with our debt service obligations, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or amortizable intangible assets, changes in, or interpretations of, tax rules and regulations, Adobe’s inability to attract and retain key personnel, impairment of Adobe’s investment portfolio due to deterioration of the capital markets, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our third quarter ended Sept. 3, 2010, which Adobe expects to file in October 2010. Adobe does not undertake an obligation to update forward-looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere and through any medium. For more information, visit www.adobe.com.

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© 2010 Adobe Systems Incorporated. All rights reserved.  Adobe, Creative Suite, Omniture and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	September 3, 2010	August 28, 2009	September 3, 2010	August 28, 2009
Revenue:
Products	$829,096	$636,546	$2,328,294	$2,014,392
Subscription	98,632	13,319	286,418	37,727
Services and support	62,591	47,642	177,342	136,451
Total revenue	990,319	697,507	2,792,054	2,188,570

Cost of revenue:
Products	29,147	40,754	92,302	139,867
Subscription	50,483	8,611	146,408	24,174
Services and support	19,454	15,682	57,575	50,367
Total cost of revenue	99,084	65,047	296,285	214,408

Gross profit	891,235	632,460	2,495,769	1,974,162

Operating expenses:
Research and development	168,296	138,902	509,954	427,289
Sales and marketing	303,219	231,320	921,489	724,020
General and administrative	102,177	79,593	283,176	224,462
Restructuring charges	(2,090)	65	21,073	15,866
Amortization of purchased intangibles	17,620	14,978	53,946	45,654
Total operating expenses	589,222	464,858	1,789,638	1,437,291

Operating income	302,013	167,602	706,131	536,871

Non-operating income (expense):
Interest and other income, net	7,607	6,667	1,905	24,753
Interest expense	(16,395)	(460)	(40,166)	(1,872)
Investment gains (losses), net	3,527	607	(10,730)	(18,444)
Total non-operating income (expense), net	(5,261)	6,814	(48,991)	4,437

Income before income taxes	296,752	174,416	657,140	541,308
Provision for income taxes	66,687	38,371	151,310	122,757

Net income	$230,065	$136,045	$505,830	$418,551

Basic net income per share	$0.44	$0.26	$0.97	$0.79

Shares used to compute basic net income per share	518,710	525,911	523,039	528,015

Diluted net income per share	$0.44	$0.26	$0.95	$0.79

Shares used to compute diluted net income per share	523,179	531,809	530,356	532,846

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	September 3,	November 27,
	2010	2009

ASSETS

Current assets:
Cash and cash equivalents	$814,149	$999,487
Short-term investments	1,764,125	904,986
Trade receivables, net of allowances for doubtful accounts of $13,701 and $15,225 respectively	484,550	410,879
Deferred income taxes	76,765	77,417
Prepaid expenses and other current assets	96,826	80,855
Total current assets	3,236,415	2,473,624

Property and equipment, net	422,920	388,132
Goodwill	3,489,938	3,494,589
Purchased and other intangibles, net	413,091	527,388
Investment in lease receivable	207,239	207,239
Other assets	177,426	191,265
Total assets	$7,947,029	$7,282,237

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$56,465	$58,904
Accrued expenses	468,477	419,646
Current portion of capital lease obligation	8,698	—
Accrued restructuring	9,222	37,793
Income taxes payable	48,413	46,634
Deferred revenue	375,927	281,576
Total current liabilities	967,202	844,553

Long-term liabilities:
Debt and non-current portion of capital lease obligation	1,515,752	1,000,000
Deferred revenue	44,988	36,717
Accrued restructuring	7,831	6,921
Income taxes payable	221,736	223,528
Deferred income taxes	73,108	252,486
Other liabilities	31,554	27,464
Total liabilities	2,862,171	2,391,669

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,425,083	2,390,061
Retained earnings	5,738,864	5,299,914
Accumulated other comprehensive income	21,571	24,446
Treasury stock, at cost (87,777 and 78,177 shares, respectively), net of reissuances	(3,100,721)	(2,823,914)
Total stockholders’ equity	5,084,858	4,890,568
Total liabilities and stockholders’ equity	$7,947,029	$7,282,237

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	September 3, 2010	August 28, 2009
Cash flows from operating activities:
Net income	$230,065	$136,045
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	73,154	63,921
Stock-based compensation expense, net of tax	47,225	39,654
Unrealized investment losses	(3,456)	(3,190)
Changes in deferred revenue	16,572	4,879
Changes in operating assets and liabilities	(72,089)	(4,628)

Net cash provided by operating activities	291,471	236,681

Cash flows from investing activities:
Purchases of short-term investments, net of sales and maturities	(258,789)	7,572
Purchases of property and equipment	(6,889)	(58,431)
Purchases of long-term investments and other assets, net of sales	(990)	(5,035)

Net cash used for investing activities	(266,668)	(55,894)

Cash flows from financing activities:
Purchases of treasury stock	(400,000)	(350,000)
Reissuance of treasury stock	45,580	73,400
Repayment of debt	(1,559)	—
Excess tax benefits from stock-based compensation	1,687	—

Net cash used for financing activities	(354,292)	(276,600)

Effect of exchange rate changes on cash and cash equivalents	6,032	1,177
Net decrease in cash and cash equivalents	(323,457)	(94,636)
Cash and cash equivalents at beginning of period	1,137,606	1,226,780
Cash and cash equivalents at end of period	$814,149	$1,132,144

Non-GAAP Results

(In thousands, except per share data)

The following tables show Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	September 3, 2010	August 28, 2009	June 4, 2010

Operating income:

GAAP operating income	$302,013	$167,602	$227,285
Stock-based and deferred compensation expense	50,058	40,526	59,631
Restructuring charges	(2,090)	65	11,541
Amortization of purchased intangibles	34,936	28,896	36,009
Non-GAAP operating income	$384,917	$237,089	$334,466

Net income:

GAAP net income	$230,065	$136,045	$148,611
Stock-based and deferred compensation expense	50,058	40,526	59,631
Restructuring charges	(2,090)	65	11,541
Amortization of purchased intangibles	34,936	28,896	36,009
Investment (gains) losses, net	(3,527)	(607)	10,723
Income tax adjustments	(25,464)	(18,804)	(32,337)
Non-GAAP net income	$283,978	$186,121	$234,178

Diluted net income per share:

GAAP diluted net income per share	$0.44	$0.26	$0.28
Stock-based and deferred compensation expense	0.10	0.08	0.11
Restructuring charges	—	—	0.02
Amortization of purchased intangibles	0.07	0.05	0.07
Investment (gains) losses, net	(0.01)	—	0.02
Income tax adjustments	(0.06)	(0.04)	(0.06)
Non-GAAP diluted net income per share	$0.54	$0.35	$0.44

Shares used to compute diluted net income per share	523,179	531,809	533,259

Non-GAAP Results (continued)

(In thousands, except percentages)

	Three Months Ended
	September 3, 2010	August 28, 2009	June 4, 2010

Operating expenses:

GAAP operating expenses	$589,222	$464,858	$607,917
Stock-based and deferred compensation expense	(48,985)	(39,899)	(58,012)
Restructuring charges	2,090	(65)	(11,541)
Amortization of purchased intangibles	(17,620)	(14,978)	(18,129)
Non-GAAP operating expenses	$524,707	$409,916	$520,235

	Three Months Ended
	September 3, 2010	August 28, 2009	June 4, 2010

Operating margin:

GAAP operating margin	30.5%	24.0%	24.1%
Stock-based and deferred compensation expense	5.1	5.8	6.3
Restructuring charges	(0.2)	—	1.2
Amortization of purchased intangibles	3.5	4.2	3.9
Non-GAAP operating margin	38.9%	34.0%	35.5%

Three Months Ended September 3, 2010
Effective income tax rate:

GAAP effective income tax rate	22.5%
Stock-based and deferred compensation expense	1.3
Restructuring charges	(0.1)
Investment losses	(0.1)
Amortization of purchased intangibles	0.9
Non-GAAP effective income tax rate	24.5%

Fourth Quarter Non-GAAP Financial Targets

(In millions, except per share data and percentages)

The following tables show the Company’s fourth quarter fiscal year 2010 GAAP financial targets reconciled to non-GAAP financial targets included in this release.

	Fourth Quarter Fiscal 2010
	Low	High
Operating margin:

GAAP operating margin	27.0%	30.0%
Stock-based and deferred compensation expense	6.7	5.0
Restructuring charges	0.1	—
Amortization of purchased intangibles	3.2	3.0
Non-GAAP operating margin	37.0%	38.0%

	Fourth Quarter Fiscal 2010
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$0.35	$0.41
Stock-based and deferred compensation expense	0.11	0.11
Amortization of purchased intangibles	0.06	0.06
Income tax adjustments	(0.04)	(0.04)
Non-GAAP diluted net income per share	$0.48	$0.54

Shares used to compute diluted net income per share	520.0	516.0

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock-based and deferred compensation expenses, restructuring charges, amortization of purchased intangibles, investment gains and losses, and the related tax impact of all of these items, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.